UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A
Amendment No. 1

Current Report
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2009

CHARYS HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-18292 (Commission File Number)	54-2152284 (IRS Employer Identification No.)

1117 Perimeter Center West, Suite N415 Atlanta, Georgia (principal executive offices)	30338 (Zip Code)

(678) 443-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On March 6, 2009, we filed with the Securities and Exchange Commission a Current Report on Form 8-K.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to correct information for Item 1.03 which was incorrectly described as Item 2.02.  The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 1.03	Bankruptcy or Receivership.

On February 20, 2008, the registrant filed a Current Report on Form 8-K with respect to the commencement of cases (the “Chapter 11 Cases”) by the registrant and one of its subsidiaries, Crochet & Borel Services, Inc. under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Chapter 11 Cases were commenced in the Bankruptcy Court on February 14, 2008, under Case Nos. 08-10289 and 08-10290.

On February 25, 2009, the Bankruptcy Court entered an order confirming the First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated December 8, 2008, of Charys Holding Company, Inc. and its affiliated debtor, Crochet & Borel Services, Inc.

In connection with the Chapter 11 Cases, the registrant and its wholly-owned subsidiary, Crochet & Borel Services, Inc., filed with the Bankruptcy Court the following:

•
 Order Confirming First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates Under Chapter 11 of the Bankruptcy Code, filed on February 25, 2009 in the United States Bankruptcy Court, District of Delaware, Case No. 08-10289.

A summary of the material features of the plan is contained in the confirmed plan as described in the attachment to the Form 8-K filed by the registrant on March 6, 2009, as well as all other Current Reports filed by the registrant on February 20, 2008, May 1, 2008, July 18, 2008, July 25, 2008, August 15, 2008, August 22, 2008, and December 23, 2008, to which references are hereby made and which are incorporated herein by reference to this Current Report.

As of the date of the order confirming the plan, the assets of the registrant were approximately $215 million and the liabilities of the registrant were approximately $339 million.

As of the date of this report, the registrant has issued and outstanding 55,627,684 shares of common stock and 1,500,000 shares of preferred stock.  There are no shares of common or preferred stock reserved for future issuance.

Item7.01	Regulation FD Disclosure.

See Item 1.03, above.

Item 8.01	Other Events.

See Item 1.03, above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2009		CHARYS HOLDING COMPANY, INC.

	By	/s/ Michael Oyster
Michael Oyster, Chief Executive Officer